Exhibit 99.1

 FOR IMMEDIATE RELEASE

IES Holdings to Acquire Gulf Island Fabrication

Transaction expands IES’s fabrication footprint and adds services capabilities

HOUSTON and THE WOODLANDS, TX — November 7, 2025 — IES Holdings, Inc. (“IES”) (NASDAQ: IESC) and Gulf Island Fabrication, Inc. (“Gulf Island”) (NASDAQ: GIFI) today announced that they have entered into a definitive agreement, providing for the acquisition of Gulf Island, a leading steel fabricator and service provider to the industrial, energy and government sectors, by IES.  Under the terms of the agreement, IES will pay $12.00 in cash per Gulf Island share, or an aggregate equity value of approximately $192 million.

The transaction has been approved by the boards of directors of both companies and is currently expected to close in the quarter ending March 31, 2026, subject to Gulf Island shareholder approval, regulatory approvals (including clearance under the Hart-Scott-Rodino Antitrust Improvements Act) and other customary closing conditions. Certain holders of approximately 20% of Gulf Island’s outstanding shares of common stock have entered into voting agreements to support the transaction, and IES, which owns approximately 3.5% of Gulf Island’s outstanding shares of common stock, has also agreed to vote in favor of the transaction.

Strategic Rationale

•
Strategically located Gulf Coast fabrication campus: Gulf Island’s Houma, Louisiana facility, which consists of a 450,000-square foot fabrication and operations facility on 160 acres, offers a strategic complement to IES’s footprint

•	Expanded services capabilities: Provides an experienced craft workforce and specialty services with proven ability to support complex, schedule-driven projects
•	Aligned with U.S. infrastructure needs: Enhances IES’s ability to support the building and rebuilding of U.S. infrastructure
•	Operational continuity and culture: Shared focus on safety, quality and execution with complementary customer relationships

Matt Simmes, President and Chief Executive Officer of IES, commented, “Gulf Island’s team and its Houma footprint strategically expand our capabilities to deliver complex steel structures and specialty services that support our continued growth in the data center market as well as the building and rebuilding of U.S. infrastructure. We look forward to welcoming Gulf Island’s employees and serving customers with greater scale and flexibility.”

“We are excited to join IES,” said Richard Heo, President and Chief Executive Officer of Gulf Island. “IES’s long-term strategy and resources will help us accelerate our initiatives while maintaining our commitment to safety, quality and on-time delivery for our customers. At closing, Gulf Island shareholders will receive cash of $12.00 per share, which represents a 52% premium to Gulf Island’s trading price as of November 6, 2025, and our customers and employees will benefit from IES’s strategic resources and industry expertise.”

Gulf Island Third Quarter 2025 Earnings Conference Call

In light of the proposed transaction with IES, Gulf Island will not hold an earnings conference call to discuss its financial results for the third quarter ended September 30, 2025.

About IES Holdings, Inc.

IES designs and installs integrated electrical and technology systems and provides infrastructure products and services to a variety of end markets, including data centers, residential housing, and commercial and industrial facilities. Our more than 10,000 employees serve clients in the United States. For more information about IES, please visit www.ies-co.com.

About Gulf Island

Gulf Island is a leading fabricator of complex steel structures, modules and automation systems, and a provider of specialty services, including engineering, project management, commissioning, repair, maintenance, scaffolding, coatings, welding enclosures, cleaning and environmental, and technical field services to the industrial, energy and government sectors. Gulf Island’s customers include U.S. and, to a lesser extent, international energy producers; refining, petrochemical, LNG, industrial and power operators; EPC companies; and federal, state and local governments. Gulf Island is headquartered in The Woodlands, Texas and its primary operating facilities are located in Houma, Louisiana and Houston, Texas. For more information about Gulf Island, please visit www.gulfisland.com.

Company Contacts:

Tracy McLauchlin	Westley S. Stockton
Chief Financial Officer	Chief Financial Officer
IES Holdings, Inc.	Gulf Island Fabrication, Inc.
(713) 860-1500	(713) 714-6100

Investor Relations Contact:

Robert Winters or Stephen Poe
Alpha IR Group
312-445-2870
IESC@alpha-ir.com

Certain statements in this release may be deemed “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, all of which are based upon various estimates and assumptions that IES and Gulf Island believe to be reasonable as of the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “seek,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. These statements involve risks and uncertainties that could cause IES’s and Gulf Island’s actual future outcomes to differ materially from those set forth in such statements. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or Company Change in Recommendation (as defined in the merger agreement); the inability to complete the proposed merger due to the failure to obtain the shareholder approval necessary for the proposed merger; the failure to obtain, delays in obtaining, or adverse conditions contained in any required regulatory or other approvals for consummation of the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; the failure of the proposed merger to close for any other reason; risks related to disruption of management’s attention from the companies’ ongoing business operations due to the proposed merger; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Gulf Island and IES relating to the merger agreement, merger or otherwise; the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; the effect of the announcement of the merger on Gulf Island’s relationships with its contractual counterparties, including customers, operating results and business generally; and the amount of the costs, fees, expenses and charges related to the merger; a general reduction in the demand for IES’s or Gulf Island’s products or services; changes in general economic conditions, including supply chain constraints, high rates of inflation, changes in consumer sentiment, elevated interest rates, and market disruptions resulting from a number of factors, including geo-political events; competition in the industries in which IES or Gulf Island operate, which could result in the loss of one or more customers or lead to lower margins on new projects; IES’s and Gulf Island’s ability to successfully manage and execute projects, the cost and availability of qualified labor and the ability to maintain positive labor relations, and IES’s and Gulf Island’s ability to pass along increases in the cost of commodities used in IES’s or Gulf Island’s business; supply chain disruptions due to IES’s or Gulf Island’s suppliers' access to materials and labor, their ability to ship products timely, or credit or liquidity problems they may face; inaccurate estimates used when entering into fixed-price contracts, the possibility of errors when estimating revenue and progress to date on percentage-of-completion contracts, and complications associated with the incorporation of new accounting, control and operating procedures; IES’s and Gulf Island’s ability to enter into, and the terms of, future contracts; the existence of a small number of customers from whom IES and Gulf Island derive a meaningful portion of their respective revenues; reliance on third parties, including subcontractors and suppliers, to complete projects; the inability to carry out plans and strategies as expected, including the inability to identify and complete acquisitions that meet IES’s or Gulf Island’s investment criteria, or the subsequent underperformance of those acquisitions; challenges integrating new businesses or new types of work, products or processes; backlog that may not be realized or may not result in profits; failure to adequately recover on contract change orders or claims against customers; closures or sales of facilities resulting in significant future charges or a significant disruption of operations; the impact of future epidemics or pandemics on IES’s or Gulf Island’s business; an increased cost of surety bonds affecting margins on work and the potential for IES’s or Gulf Island’s surety providers to refuse bonding or require additional collateral at their discretion; the impact of seasonality, adverse weather conditions, and climate change; fluctuations in operating activity due to factors such as cyclicality, downturns in levels of construction or the housing market, and differing regional economic conditions; difficulties in managing IES’s or Gulf Island’s billings and collections; accidents resulting from the physical hazards associated with IES’s or Gulf Island’s work and the potential for accidents; the possibility that IES’s or Gulf Island’s current insurance coverage may not be adequate or that IES or Gulf Island may not be able to obtain policies at acceptable rates; the effect of litigation, claims and contingencies, including warranty losses, damages or other latent defect claims in excess of IES’s or Gulf Island’s existing reserves and accruals; costs and liabilities under existing or potential future laws and regulations, including those laws and regulations related to the environment and climate change, as well as the inability to transfer, renew and obtain electrical and other professional licenses; interruptions to IES’s or Gulf Island’s information systems and cyber security or data breaches; expenditures to conduct environmental remediation activities required by certain environmental laws and regulations; loss of key personnel, ineffective transition of new management, or general labor constraints; credit and capital market conditions, including changes in interest rates that affect the cost of construction financing and mortgages, and the inability of some of IES’s or Gulf Island’s customers to obtain sufficient financing at acceptable rates, which could lead to project delays or cancellations; limitations on IES’s or Gulf Island’s ability to access capital markets and generate cash from operations to fund IES’s or Gulf Island’s capital needs; the impact on IES’s or Gulf Island’s effective tax rate or cash paid for taxes from changes in tax positions IES or Gulf Island have taken or changes in tax laws; difficulty in fulfilling the covenant terms of IES’s or Gulf Island’s revolving credit facility, including liquidity, and other financial requirements, which could result in a default and acceleration of any indebtedness under such revolving credit facility; reliance on certain estimates and assumptions that may differ from actual results in the preparation of IES’s or Gulf Island’s financial statements; uncertainties inherent in the use of percentage-of-completion accounting, which could result in the reduction or elimination of previously recorded revenues and profits; the recognition of potential goodwill, long-lived assets and other investment impairments; the existence of a controlling shareholder, who has the ability to take action not aligned with other shareholders or to dispose of all or a significant portion of the shares of IES’s or Gulf Island’s common stock it holds, which may trigger certain change of control provisions in a number of IES’s or Gulf Island’s material agreements; the relatively low trading volume of IES’s or Gulf Island’s common stock, which could increase the volatility of IES’s or Gulf Island’s stock price and could make it more difficult for shareholders to sell a substantial number of shares for the same price at which shareholders could sell a smaller number of shares; the possibility that IES or Gulf Island issues additional shares of common stock, preferred stock or convertible securities that will dilute the percentage ownership interest of existing stockholders and may dilute the value per share of IES’s or Gulf Island’s common stock; the potential for substantial sales of IES’s or Gulf Island’s common stock, which could adversely affect IES’s or Gulf Island’s stock price; the impact of increasing scrutiny and changing expectations from investors and customers, or new or changing regulations, with respect to environmental, social and governance practices; the cost or effort required for IES’s shareholders to bring certain claims or actions against us, as a result of IES’s  designation of the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings; and the possibility that IES’s or Gulf Island’s internal controls over financial reporting and IES’s or Gulf Island’s disclosure controls and procedures may not prevent all possible errors that could occur, as well as other risk factors discussed in IES’s and Gulf Island’s annual report on Form 10-K for the year ended September 30, 2024 and December 31, 2024, respectively, and in IES’s and Gulf Island’s other reports on file with the SEC. You should understand that such risk factors could cause future outcomes to differ materially from those experienced previously or those expressed in such forward-looking statements. IES and Gulf Island undertake no obligation to publicly update or revise any information or any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Forward-looking statements are provided in this press release pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of the estimates, assumptions, uncertainties, and risks described herein.

General information about IES Holdings, Inc. can be found at http://www.ies-co.com under “Investor Relations.” IES's annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through IES’s website as soon as reasonably practicable after they are filed with, or furnished to, the SEC.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the transaction between Gulf Island and IES. Gulf Island expects to announce a special meeting of its shareholders as soon as practicable to obtain shareholder approval of the proposed transaction. In connection with the transaction, Gulf Island intends to file relevant materials with the SEC, including a proxy statement in preliminary and definitive form. YOU ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. You may obtain a free copy of these materials (when they are available) and other documents filed by Gulf Island with the SEC at the SEC’s website at www.sec.gov, at the investor relations section of Gulf Island’s website located at https://ir.gulfisland.com/sec-filings/all-sec-filings, or by requesting copies from the Secretary of Gulf Island at (713) 714-6100 or 2170 Buckthorne Place, Suite 420, The Woodlands, Texas, 77380.

Participants to Solicitation

The directors and executive officers of Gulf Island, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Gulf Island’s directors and executive officers is available in Gulf Island’s definitive proxy statement filed with the SEC on April 10, 2025 in connection with Gulf Island’s 2025 annual meeting of shareholders. This document can be obtained free of charge from the sources indicated above. Other information regarding persons who may be deemed participants in the solicitation of proxies and a description of their interests, by security holdings or otherwise, will be included in the proxy statement relating to the transaction (when available) and other relevant materials to be filed with the SEC.